SDHYM-SUMSTATSAI-SUP
Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated May 18, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) for the Fund listed below:

Invesco Short Duration High Yield Municipal Fund

This supplement amends the Prospectuses and SAI for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Prospectuses and SAI and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary Prospectus and the information appearing under the heading “Fund Summary - Fees and Expenses of the Fund” in the Statutory Prospectus:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI). Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y and Class R6 shares, which are not reflected in the table or the Example below.
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	Y	R5	R6
Management Fees[2]	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25	1.00	None	None	None
Other Expenses[2]	0.14	0.14	0.14	0.09	0.09
Interest	0.07	0.07	0.07	0.07	0.07
Total Other Expenses	0.21	0.21	0.21	0.16	0.16
Total Annual Fund Operating Expenses	0.86	1.61	0.61	0.56	0.56

1 A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2 Restated to reflect current fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$336	$518	$715	$1,284
Class C	$264	$508	$876	$1,911
Class Y	$62	$195	$340	$762
Class R5	$57	$179	$313	$701
Class R6	$57	$179	$313	$701

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$336	$518	$715	$1,284
Class C	$164	$508	$876	$1,911
Class Y	$62	$195	$340	$762
Class R5	$57	$179	$313	$701
Class R6	$57	$179	$313	$701

The information appearing under the section “Investment Advisory and Other Services – Investment Adviser” in the SAI with respect to the Fund, is amended to reflect that the expense limitations for the Fund’s Class A, Class C, Class Y, Class R5 and Class R6 shares will expire on May 31, 2021.